UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 11, 2017

HOST HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-14625	53-0085950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6903 Rockledge Drive, Suite 1500

Bethesda, Maryland 20817

(Address of principal executive offices) (Zip Code)

(240) 744-1000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

Host Hotels & Resorts, Inc. (“Host” or the “Company”) held its Annual Meeting of Stockholders on May 11, 2017. Stockholders were asked to vote on four proposals: the election of directors, the ratification of KPMG LLP as Host’s auditors for 2017, an advisory vote to approve executive compensation, and an advisory vote on the frequency of votes on executive compensation.

Proposal 1 – Election of Directors

Final votes regarding the election of nine directors for terms expiring at the 2018 annual meeting of stockholders are set forth below. Accordingly, each director nominee was elected for a one year term.

	FOR	AGAINST	ABSTENTIONS AND BROKER NON-VOTES
Mary L. Baglivo	661,553,887	1,201,124	17,855,596
Sheila C. Bair	662,421,170	325,948	17,863,686
Ann McLaughlin Korologos	658,056,838	4,640,880	17,912,894
Richard E. Marriott	660,287,397	2,468,977	17,854,414
Sandeep L. Mathrani	662,462,121	270,737	17,877,952
John B. Morse, Jr.	644,508,067	18,183,600	17,919,143
Walter C. Rakowich	662,383,499	345,048	17,881,950
James F. Risoleo	661,536,469	1,195,754	17,878,587
Gordon H. Smith	662,309,051	419,944	17,880,676

Proposal 2 – Ratification of Appointment of Independent Registered Public Accountants

Final votes on the ratification of the appointment of KPMG LLP as independent auditors of Host to serve for the 2017 calendar year are set forth below. Accordingly, the appointment of KPMG LLP was ratified.

FOR	AGAINST	ABSTENTIONS AND BROKER NON-VOTES
676,418,196	3,925,580	267,272

Proposal 3 – Advisory Vote on Executive Compensation

The final non-binding, advisory votes to approve the compensation of Host’s named executive officers are set forth below. Accordingly, the proposal was approved by 94% of the votes cast.

FOR	AGAINST	ABSTENTIONS AND BROKER NON-VOTES
621,482,838	40,137,415	18,990,073

Proposal 4 – Frequency of Advisory Vote on Executive Compensation

Final non-binding, advisory votes on the frequency of an advisory vote on executive compensation are set forth below.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS AND BROKER NON-VOTES
599,366,510	677,787	62,424,505	18,140,783

Host’s Board of Directors recommended an annual advisory vote on executive compensation. In light of Host’s Board of Directors’ recommendation of an annual advisory vote on executive compensation and taking into account the overwhelming preference of the stockholders for an annual vote, as set forth above, Host’s Board of Directors has determined that it will hold an advisory vote on the compensation of Host’s named executive officers annually until the next required vote on the frequency of such an advisory vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC. (Registrant)

Date: May 16, 2017	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller